Exhibit 24.1

POWER OF ATTORNEY

Each of the undersigned, being a director of The Coca-Cola Company (the “Company”), hereby constitutes and appoints John Murphy, Monica Howard Douglas and Jennifer D. Manning, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution or resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) the Company’s Registration Statement on Form S-8 under the Securities Act of 1933, as amended, or any amendments or supplements thereto, for the registration of shares of Common Stock, par value $.25 per share, of the Company to be granted under and in accordance with The Coca-Cola Company 2024 Equity Plan; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 2nd day of May 2024.

/s/ Herb Allen
Herb Allen
Director
The Coca-Cola Company

IN WITNESS WHEREOF, I have hereunto set my hand as of the 2nd day of May 2024.

/s/ Marc Bolland
Marc Bolland
Director
The Coca-Cola Company

IN WITNESS WHEREOF, I have hereunto set my hand as of the 2nd day of May 2024.

/s/ Ana Botín
Ana Botín
Director
The Coca-Cola Company

IN WITNESS WHEREOF, I have hereunto set my hand as of the 2nd day of May 2024.

/s/ Christopher C. Davis
Christopher C. Davis
Director
The Coca-Cola Company

IN WITNESS WHEREOF, I have hereunto set my hand as of the 2nd day of May 2024.

/s/ Barry Diller
Barry Diller
Director
The Coca-Cola Company

IN WITNESS WHEREOF, I have hereunto set my hand as of the 2nd day of May 2024.

/s/ Carolyn Everson
Carolyn Everson
Director
The Coca-Cola Company

IN WITNESS WHEREOF, I have hereunto set my hand as of the 2nd day of May 2024.

/s/ Helene D. Gayle
Helene D. Gayle
Director
The Coca-Cola Company

IN WITNESS WHEREOF, I have hereunto set my hand as of the 2nd day of May 2024.

/s/ Thomas S. Gayner
Thomas S. Gayner
Director
The Coca-Cola Company

IN WITNESS WHEREOF, I have hereunto set my hand as of the 2nd day of May 2024.

/s/ Alexis M. Herman
Alexis M. Herman
Director
The Coca-Cola Company

IN WITNESS WHEREOF, I have hereunto set my hand as of the 2nd day of May 2024.

/s/ Maria Elena Lagomasino
Maria Elena Lagomasino
Director
The Coca-Cola Company

IN WITNESS WHEREOF, I have hereunto set my hand as of the 2nd day of May 2024.

/s/ Amity Millhiser
Amity Millhiser
Director
The Coca-Cola Company

IN WITNESS WHEREOF, I have hereunto set my hand as of the 2nd day of May 2024.

/s/ Caroline J. Tsay
Caroline J. Tsay
Director
The Coca-Cola Company

IN WITNESS WHEREOF, I have hereunto set my hand as of the 2nd day of May 2024.

/s/ David B. Weinberg
David B. Weinberg
Director
The Coca-Cola Company